UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-2 Home Equity Mortgage Pass-Through Certificates, Series 2003-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-11              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

   On November 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-2 Home Equity
Mortgage Pass-Through Certificates, Series 2003-2
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 26, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-2
                                Statement to Certificate Holders
                                      November 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         88,760,000.00   62,258,684.57     4,919,722.55     76,733.83   4,996,456.38      0.00      0.00       57,338,962.02
A2         57,440,000.00   25,894,292.89     6,752,471.30     26,491.30   6,778,962.60      0.00      0.00       19,141,821.59
A3         55,568,000.00   55,568,000.00             0.00    335,723.33     335,723.33      0.00      0.00       55,568,000.00
P                 100.00          100.00             0.00    133,789.67     133,789.67      0.00      0.00              100.00
AR                100.00            0.00             0.00          0.00           0.00      0.00      0.00                0.00
M1A         9,487,000.00    9,487,000.00             0.00     57,317.29      57,317.29      0.00      0.00        9,487,000.00
M1B1        7,488,000.00    7,488,000.00             0.00     13,391.04      13,391.04      0.00      0.00        7,488,000.00
M1B2        2,000,000.00    2,000,000.00             0.00      3,576.67       3,576.67      0.00      0.00        2,000,000.00
M2A         7,590,000.00    7,590,000.00             0.00     45,856.25      45,856.25      0.00      0.00        7,590,000.00
M2B         7,590,000.00    7,590,000.00             0.00     19,687.62      19,687.62      0.00      0.00        7,590,000.00
BA          8,539,000.00    8,539,000.00             0.00     51,589.79      51,589.79      0.00      0.00        8,539,000.00
BB          8,534,611.00    8,534,611.00             0.00     35,200.53      35,200.53      0.00      0.00        8,534,611.00
X2                  0.00            0.00             0.00          0.00           0.00      0.00      0.00                0.00
TOTALS    252,996,811.00  194,949,688.46    11,672,193.85    799,357.32  12,471,551.17      0.00      0.00      183,277,494.61

X1        252,996,611.00  201,558,976.93             0.00          3.92           3.92         0.00      0.00   190,540,438.36
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541N2X6      701.42727096     55.42724820     0.86450913     56.29175732          646.00002276        A1       1.530000 %
A2      22541N2Y4      450.80593471    117.55695160     0.46119951    118.01815111          333.24898311        A2       1.270000 %
A3      22541N2Z1    1,000.00000000      0.00000000     6.04166661      6.04166661        1,000.00000000        A3       7.250000 %
P       22541N3H0    1,000.00000000      0.00000000           ####           #####        1,000.00000000        P       10.796728 %
AR      22541N3A5        0.00000000      0.00000000     0.00000000      0.00000000            0.00000000        AR      10.796728 %
M1A     22541N3B3    1,000.00000000      0.00000000     6.04166649      6.04166649        1,000.00000000        M1A      7.250000 %
M1B1    22541N4Q9    1,000.00000000      0.00000000     1.78833333      1.78833333        1,000.00000000        M1B1     2.220000 %
M1B2    22541N4R7    1,000.00000000      0.00000000     1.78833500      1.78833500        1,000.00000000        M1B2     2.220000 %
M2A     22541N3D9    1,000.00000000      0.00000000     6.04166667      6.04166667        1,000.00000000        M2A      7.250000 %
M2B     22541N3E7    1,000.00000000      0.00000000     2.59388933      2.59388933        1,000.00000000        M2B      3.220000 %
BA      22541N3F4    1,000.00000000      0.00000000     6.04166647      6.04166647        1,000.00000000        BA       7.250000 %
BB      22541N3G2    1,000.00000000      0.00000000     4.12444457      4.12444457        1,000.00000000        BB       5.120000 %
TOTALS                 770.56184103     46.13573509     3.15955492     49.29529001          724.42610595

X1      22541N3J6      796.68646996      0.00000000     0.00001549      0.00001549          753.13435072        X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com

Sec. 4.06(a)(v)       Principal Remittance Amount (Total)                                                 10,514,618.39
                      Group 1                                                                              4,417,067.09
                      Group 2                                                                              6,097,551.30

                      Scheduled Principal Payments (Total)                                                   182,662.95
                      Group 1                                                                                 97,191.81
                      Group 2                                                                                 85,471.14

                      Principal Prepayments (Total)                                                       10,287,936.25
                      Group 1                                                                              4,294,717.41
                      Group 2                                                                              5,993,218.84

                      Curtailments (Total)                                                                    82,820.00
                      Group 1                                                                                 39,380.56
                      Group 2                                                                                 43,439.44

                      Cutailment Interest Adjustments (Total)                                                    276.40
                      Group 1                                                                                    113.07
                      Group 2                                                                                    163.33

                      Repurchase Principal (Total)                                                                 0.00
                      Group 1                                                                                      0.00
                      Group 2                                                                                      0.00

                      Substitution Amounts (Total)                                                                 0.00
                      Group 1                                                                                      0.00
                      Group 2                                                                                      0.00

                      Net Liquidation Proceeds (Total)                                                             0.00
                      Group 1                                                                                      0.00
                      Group 2                                                                                      0.00

                      Other Principal Adjustments (Total)                                                         -0.51
                      Group 1                                                                                     -0.02
                      Group 2                                                                                     -0.49

                      Gross Interest (Total)                                                               1,912,871.72
                      Group 1                                                                                810,242.71
                      Group 2                                                                              1,102,629.01

                      Recoveries from Prior Loss Determinations (Total)                                            0.00
                      Group 1                                                                                      0.00
                      Group 2                                                                                      0.00

                      Reimbursements of Non-Recoverable Advances Previously Made (Total)                      39,076.70
                      Group 1                                                                                 14,335.74
                      Group 2                                                                                 24,740.96

                      Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                         0.00
                      Group 1                                                                                      0.00
                      Group 2                                                                                      0.00

Prepayment Penalties  Number of Loans with Respect to which Prepayment Penalties were Collected                      82
                      Group 1                                                                                        47
                      Group 2                                                                                        35

                      Balance of Loans with Respect to which Prepayment Penalties were Collected           3,191,498.15
                      Group 1                                                                              1,596,739.42
                      Group 2                                                                              1,594,758.73

                      Amount of Prepayment Penalties Collected                                               133,788.77
                      Group 1                                                                                 64,492.40
                      Group 2                                                                                 69,296.37

                      Beginning Number of Loans Outstanding (Total)                                               4,993
                      Group 1                                                                                     2,723
                      Group 2                                                                                     2,270

                      Beginning Aggregate Loan Balance (Total)                                           201,559,076.93
                      Group 1                                                                             87,523,254.08
                      Group 2                                                                            114,035,822.85

                      Ending Number of Loans Outstanding (Total)                                                  4,747
                      Group 1                                                                                     2,584
                      Group 2                                                                                     2,163

                      Ending Aggregate Loan Balance (Total)                                              190,540,538.36
                      Group 1                                                                             82,914,527.39

                      Group 2                                                                            107,626,010.97

                      Servicing Fees (Total, including Credit Risk Manager Fees)                              87,376.19
                      Group 1                                                                                 37,951.45
                      Group 2                                                                                 49,424.74

                      Trustee Fees (Total)                                                                     2,351.52
                      Group 1                                                                                  1,021.10
                      Group 2                                                                                  1,330.42

                      Current Advances (Total)                                                                      N/A
                      Group 1                                                                                       N/A
                      Group 2                                                                                       N/A

                      Aggregate Advances (Total)                                                                    N/A
                      Group 1                                                                                       N/A
                      Group 2                                                                                       N/A

Section 4.06(a)(v)    Delinquent Mortgage Loans
                                             Group 1
                                                                                      Principal
                                            Category              Number               Balance                Percentage
                                            1 Month                        23              863,479.74                   1.04 %
                                            2 Month                        11              330,760.55                   0.40 %
                                            3 Month                        24              831,878.40                   1.00 %
                                            Total                      58                2,026,118.69                   2.44 %
                                             Group 2
                                                                                      Principal
                                            Category              Number               Balance                Percentage
                                            1 Month                        31            1,492,430.47                   1.39 %
                                            2 Month                        15              693,038.51                   0.64 %
                                            3 Month                        43            2,454,226.85                   2.28 %
                                             Total                         89            4,639,695.83                   4.31 %
                                             Group Totals
                                                                                      Principal
                                            Category              Number               Balance                Percentage
                                            1 Month                        54            2,355,910.21                   1.24 %
                                            2 Month                        26            1,023,799.06                   0.54 %
                                            3 Month                        67            3,286,105.25                   1.72 %
                                             Total                        147            6,665,814.52                   3.50 %
                      * Delinquent Bankruptcies are included in the table above.

                      Bankruptcies
                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                      10              283,641.50                 0.34 %

                                             Group 2
                                                                  Principal
                                             Number               Balance               Percentage
                                                       8              298,341.71                 0.28 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                      18              581,983.21                 0.31 %
                                            * Only Current Bankruptcies are reflected in the table above.

Section 4.06(a)(v)    Foreclosures
                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance               Percentage
                                                       1               32,485.18                 0.03 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                       1               32,485.18                 0.02 %
                      REO Properties
                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %

                      Current Realized Losses (Total)                                                          464,843.48
                      Group 1                                                                                  177,323.86
                      Group 2                                                                                  287,519.62

                      Cummulative Realized Losses - Reduced by Recoveries (Total)                              971,360.96
                      Group 1                                                                                  225,002.71
                      Group 2                                                                                  746,358.25

Trigger Event         Trigger Event Occurrence (Effective May 2006)                                                    NO
                      (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                      Rolling 3 Month Delinquency Rate                                                          2.15512 %
                      Sr. Enhancement Percentage x 18%                                                          5.52509 %
                                            OR
                      (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                      Cumulative Loss % of Original Aggregate Collateral Balance                                   0.38 %
                      Cumulative Loss Limit                                                                        6.75 %

O/C Reporting         Targeted Overcollateralization Amount                                                 12,649,840.55
                      Ending Overcollateralization Amount                                                    7,263,043.75
                      Ending Overcollateralization Deficiency                                                5,386,796.80
                      Overcollateralization Release Amount                                                           0.00
                      Monthly Excess Interest                                                                1,157,575.46
                      Payment to Class X-1                                                                           3.92


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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